                                                                   EXHIBIT 10.30

                            MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT ("Modification Agreement") is entered into as of the 15/th/ day of April, 2000 by the undersigned parties.

                                   RECITALS
                                   --------

A. On or about March 1, 2000, a certain Supplemental Agreement in respect of certain arrangements relating to China Bearing Holdings Limited (the "Supplemental Agreement") was executed by and among China Bearing Holdings, Limited, Asean Capital Limited, China International Bearing Holdings Limited, Sunbase Asia, Inc., Smith Acquisition Company, Inc. Sunbase International (Holdings) Limited, Extensive Resources Limited, Glory Mansion Limited, Wardley China Investment Trust, MC Private Equity Partners Asia Limited and Chine Investissement 2000;

B. In connection with the Supplemental Agreement, a certain Release (the "Release") was executed by and among Glory Mansion Limited, Wardley China Investment Trust, MC Private Equity Partners Asia Limited. Chine Investissement 2000, Sunbase Asia, Inc., China International Bearing Holdings Limited and Smith Acquisition Company, Inc. which Release was undated and was delivered to Jenkens & Gilchrist, pursuant to the Escrow Letter described below;

C. On or about March 1, 2000, a certain Escrow Letter (the "Escrow Letter") was executed by and among Glory Mansion Limited, MC Private Equity Partners Asia Limited, Wardley China Investment Trust, Chine Investissement 2000 and Jenkens & Gilchrist.

D. Each of the Supplemental Agreement, the Release and the Escrow Letter contemplate the closing on or about April 10, 2000 of a certain Stock Purchase Agreement dated January 31, 2000 (the "Stock Purchase Agreement"), by and among Smith Acquisition Company D/b/a Southwest Products Company, Inc., Samuel T. Mok, as voting trustee, Sunbase Asia Inc., and William McKay, as amended.

E. The parties to the Stock Purchase Agreement have agreed to extend the term of the Stock Purchase Agreement to April 28, 2000 with closing to take place on or prior to such date.

F. The parties to the Supplemental Agreement, the Release and the Escrow Letter desire to indicate their agreement that the closing of the Stock Purchase Agreement can occur on or prior to April 28, 2000 without affecting the agreements of the parties set forth therein (other than as to the date of the closing of the Stock Purchase Agreement).

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the undersigned agree as follows:-

1.   Modification to Supplemental Agreement.  In each place where the date
     --------------------------------------
     10/th/ April, 2000 appears in the Supplemental Agreement such date is modified to be 28/th/ April, 2000.

2.   Modification to Escrow Letter.  In each place where the date 15/th/ April,
     -----------------------------
     2000 appears in the Escrow Letter such date is modified to be 4th May, 2000. In each place where the date 30/th/ April, 2000 appears in the Escrow Letter such date is modified to be 15/th/ May, 2000.

3.   Counterparts.  This Modification Agreement may be executed in one or more
     ------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Modification Agreement has been duly executed under seal by the parties hereto effective as of the date first above written.


                                        GLORY MANSION LIMITED


                                        By: /s/ Tien-yo Chao
                                            ------------------------------------
                                            Tien-yo Chao
                                            Duly authorised attorney
                                            for and on behalf of
                                            GLORY MANSION LIMITED




                                        WARDLEY CHINA INVESTMENT TRUST


                                        By: /s/ Tien-yo Chao
                                            ------------------------------------
                                            Tien-yo Chao
                                            Duly authorised attorney
                                            for and on behalf of
                                            WARDLEY CHINA INVESTMENT TRUST

                                        MC PRIVATE EQUITY PARTNERS ASIA LIMITED


                                        By: /s/ Yasushi Okahisa
                                           -------------------------------------
                                           Mr. Yasushi Okahisa
                                           Duly authorised
                                           for and on behalf of
                                           MC PRIVATE EQUITY PARTNERS
                                           ASIA LIMITED



                                        CHINE INVESTISSEMENT 2000


                                        By: /s/ Tien-yo Chao
                                           -------------------------------------
                                           Tien-yo Chao
                                           Duly authorised attorney
                                           for and on behalf of
                                           CHINE INVESTISSEMENT 2000



                                        CHINA BEARING HOLDINGS, LIMITED,


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Director
                                               ---------------------------------



                                        ASEAN CAPITAL LIMITED


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Director
                                               ---------------------------------

                                        CHINA INTERNATIONAL BEARING HOLDINGS
                                        LIMITED


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Director
                                               ---------------------------------



                                        SUNBASE ASIA, INC.


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Chief Financial Officer
                                               ---------------------------------


                                        SMITH ACQUISITION COMPANY, INC.


                                        By:    /s/ Samuel Mok
                                               ---------------------------------
                                        Name:  Samuel Mok
                                               ---------------------------------
                                        Title: Voting Trustee
                                               ---------------------------------



                                        SUNBASE INTERNATIONAL (Holdings) LIMITED


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Director
                                               ---------------------------------



                                        EXTENSIVE RESOURCES LIMITED


                                        By:      /s/ Li Yeun Fai Roger
                                               ---------------------------------
                                        Name:    Li Yeun Fai Roger
                                               ---------------------------------
                                        Title:    Authorised Representative
                                               ---------------------------------